Equity LifeStyle Properties Community Quality Stability

Forward-Looking Statements This presentation includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate", "expect", "believe", "intend", "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward- looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age Properties, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to Properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. ELS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward- looking statements whether as a result of such changes, new information, subsequent events or otherwise. (i)

Description of Business ELS owns or has an interest in 285 quality properties in 28 states and British Columbia consisting of over 106,000 sites ELS leases developed sites to owners of: Resort Homes (1,000 - 2,000 sq ft) Resort Cottages (400 - 900 sq ft) Recreational Vehicles Unique Portfolio Over 60% in fast-growing states Over 30% within 10 miles of coastal U.S. or adjacent to a major body of water 1

Core Business Principle High Quality Real Estate Locations: High barriers to entry Near major metro areas Retirement areas Vacation/resort destinations Growth markets - migration 2

Quality Assets Monte Vista Resort - Mesa, Arizona Current Sites: 832 Expansion Sites: 418 Property Summary/Amenities Championship Golf Nearby Major League Baseball Spring Training Two Swimming Pools Tennis Courts Professional Softball Field Putting Green Numerous Craft/Music/Art Rooms Fitness Center / Spa Computer Center 3

Quality Lifestyle Monte Vista Resort - Mesa, Arizona 4

Quality Assets Santa Cruz Pacific Coast, California Sites: 198 Property Summary/Amenities Oceanfront Clubhouse Swimming Pool / Spa Two Lagoons Walking Path 5

Attractive Real Estate Locations Irreplaceable Locations Infill/zoning restrictions Concentrations in Sunbelt Migration trends Demographics Second-Home Market Vacation Homes (6.6 million)* *National Association of Realtors' Second-Home Study 2005 6

Quality Assets Coquina Crossing St. Augustine, Florida Current Sites: 532 Expansion Sites: 218 Property Summary/Amenities South of Historic St. Augustine Minutes From Atlantic Ocean Championship Golf Nearby Major Sporting Events Fishing 17,000 Sq. Ft. Clubhouse Stage/Dance Floor Indoor/Outdoor Pool Tennis Courts Exercise/Wellness Room Craft/Game/Billiards Room 7

Quality Assets Coquina Crossing - St. Augustine, Florida 8

Equity LifeStyle's Locations 9

Growth Markets Investments* % of Revenue Sites Population Growth Projections** (Jul. 2005-Jul. 2015) Florida 84 44.3% 36,000 21.1% Arizona 35 11.6% 14,800 27.7% California 47 18.5% 13,900 11.3% Texas 16 2.5% 7,500 16.7% Other Northeast (DE, MA, ME, NH, NJ, NY, PA) 26 6.6% 10,100 4.3% Midwest (IA, IL, IN, MI, OH, WI) 20 3.5% 7,200 2.8% West (CO, MT, NM, NV, UT) 20 8.9% 6,500 14.0% Pacific Northwest (BC, OR, WA) 23 1.8% 5,400 11.9% Southeast (NC, SC, TN, VA) 14 2.3% 4,900 12.0% Total US & BC 285 106,300 9.1% *Includes Properties owned through joint ventures **Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005. *Includes Properties owned through joint ventures **Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005. *Includes Properties owned through joint ventures **Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005. *Includes Properties owned through joint ventures **Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005. *Includes Properties owned through joint ventures **Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005. 10

Core Business Principle Stable Predictable Cash Flow Primary investment is land Appreciating component of real estate Lower maintenance costs/turnover costs Personal property - owned by user/renter Tenant/credit diversification 11

Customer Relationship Long-term stable relationship Customers want to come where we are Lifestyle focus - amenities, community Clubhouses, pools, golf, tennis, etc. Attractive housing characteristics High quality detached homes Low capital commitment Price per MH is 1/2 the price of stick-built homes Easy maintenance Housing, amenities 12

Quality Lifestyle ViewPoint RV & Golf Resort Mesa, Arizona Current Sites: 1,928 Expansion Sites: 566 Property Summary/Amenities 27-Hole Golf Course Professional Softball Field Swimming Pools / Tennis Courts Craft/Music/Art Rooms Fitness Center / Spa Major League Baseball Spring Training 13

Customer Relationship (cont.) Location, appearance, value Long-term, stable relationship Resort Home/Cottage Average 10+ years 15%-35% referral/previous experience Recreational Vehicle 80%+ repeat and referral (seasonal) Loyalty Programs Memberships - average 14+ years Flexible use options 14

Quality Assets Tropical Palms RV Resort Orlando, Florida Sites: 541 Property Summary/Amenities Close Proximity to Walt Disney World(r) Vacation Cottages (short-term) Swimming Pools Pool-side Patio and Cafe Championship Golf Nearby 15

Quality Assets Manatee RV Resort Sarasota, Florida Sites: 415 Property Summary/Amenities Close Proximity to Beaches Waterfront Sites 17-Acre Lake Swimming Pool / Spa Fitness Center Clubhouse 16

Quality Assets 17 Property Summary/Amenities Close Proximity to Area Beaches Clubhouse Swimming Pool Tennis Courts Fitness Center / Spa Miniature Golf Royal Coachman RV Resort Sarasota, Florida Sites: 546

Quality Assets Alpine Lake Resort - Corinth, New York Current Sites: 500 Property Summary/Amenities 10 Miles from Saratoga Springs Close Proximity to Lake George Located on a 30-Acre Lake Fishing Boat Rentals Swimming Pools / Tennis Courts 18

Customer Lifecycle Target customer - Lifestyle oriented Baby Boomers 80 million boomers* Multiple entry points Current RV owners - 8 million** Seasonal/second homeowners Active adults - lifestyle homes Leisure/vacation - seasonal rentals Source: * United States Census Bureau as of July 2005 ** A University of Michigan study commissioned by the Recreational Vehicle Industry Association (2005) 19

Quality Resort Homes Location: The Woodlands-Coquina Crossing Square Footage: 1,800 Sales Price: $127,000 Annual Rent: $5,100 Location: The Arbors-CountryWood Square Footage: 1,500 Sales Price: $150,000 Annual Rent: $5,500 20

Customers Sites Customers 2006 Estimate* Annual Revenue Community sites Community sites Community sites 44,900** 38,400*** $222 million Resort sites Resort sites Resort sites Annual Annual Annual 15,500 15,500 $48 million Seasonal Seasonal Seasonal 8,000 8,000 $16 million Transient Transient Transient 6,500 60,000 $17 million Thousand Trails Thousand Trails Thousand Trails 17,900 100,000 $16.5 million *Company press release dated January 23, 2006 **Includes 2,076 sites from discontinued operations ***Based on occupied sites. Average occupancy as of 12/31/05 was approximately 90%. *Company press release dated January 23, 2006 **Includes 2,076 sites from discontinued operations ***Based on occupied sites. Average occupancy as of 12/31/05 was approximately 90%. *Company press release dated January 23, 2006 **Includes 2,076 sites from discontinued operations ***Based on occupied sites. Average occupancy as of 12/31/05 was approximately 90%. *Company press release dated January 23, 2006 **Includes 2,076 sites from discontinued operations ***Based on occupied sites. Average occupancy as of 12/31/05 was approximately 90%. *Company press release dated January 23, 2006 **Includes 2,076 sites from discontinued operations ***Based on occupied sites. Average occupancy as of 12/31/05 was approximately 90%. *Company press release dated January 23, 2006 **Includes 2,076 sites from discontinued operations ***Based on occupied sites. Average occupancy as of 12/31/05 was approximately 90%. *Company press release dated January 23, 2006 **Includes 2,076 sites from discontinued operations ***Based on occupied sites. Average occupancy as of 12/31/05 was approximately 90%. 21

Quality Resort Homes 22

Financials 2006 Estimate* 2006 Estimate* Revenues $332 million Operating Income** $200 million Interest & Preferred Dividends $116 million Funds From Operations** $84 million Recurring Capital Expenditures $15 million Required Secured Debt Amortization $14 million Common Stock Dividends $10 million Free Cash Flow** $45 million *January 23, 2006 Earnings Call **See page 32 for definitions and reconciliation to GAAP financial measures *January 23, 2006 Earnings Call **See page 32 for definitions and reconciliation to GAAP financial measures 23

Growth Drivers - Internal Occupancy Gains Revenue Growth (Base Rents) CPI + 1.00% - 1.50% Expense Growth CPI Short-Term Revenue Yield Management Rate/Average Length of Stay/Occupancy New Home Sales Rent Control Expansion Excess Land Sell/Joint Ventures/Develop 24

Growth Drivers - External MH RV Total Properties 50,000 12,000-15,000 Institutional Grade* Less than 5,000 Less than 1,500 Target 500-750 500-750 Current Ownership 140 145 *Greater than 200 sites *Greater than 200 sites *Greater than 200 sites 25

Quality Resort Cottages Tropical Palms-Orlando, Florida Vacation Cottage Daily Rates: $90 - $150 Bulow Plantation-Daytona, Florida Resort Cottage Square Footage: 400 Sales Price: $40,000 Annual Rent: $4,300 26

Total Market Capitalization Market Capitalization $1.4 billion* Preferred Stock $200 million Mortgage Notes $1.5 billion Unsecured Notes $138 million Total Market Capitalization $3.2 billion *Assumes $45.74 stock price as of January 23, 2006 27

Quality Resort Cottages Mt. Hood Village - Portland, Oregon Square Footage: 420 Sales Price: $60,000 Annual Rent: $6,000 28

Track Record 1993 2006 FFO per Share* $1.11 $2.75-$2.85 ** Stock Price Performance $12.88 *** $45.74 **** Dividend Paid Cumulative $23.69 ***** Total Return 440% *See page 32 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates *See page 32 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates *See page 32 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates *See page 32 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates *See page 32 for definition of FFO and reconciliation to most comparable GAAP measures **Company's estimates ***IPO price - Split Adjusted ****Stock price as of January 23, 2006 *****Through December 31, 2005 ***IPO price - Split Adjusted ****Stock price as of January 23, 2006 *****Through December 31, 2005 ***IPO price - Split Adjusted ****Stock price as of January 23, 2006 *****Through December 31, 2005 ***IPO price - Split Adjusted ****Stock price as of January 23, 2006 *****Through December 31, 2005 ***IPO price - Split Adjusted ****Stock price as of January 23, 2006 *****Through December 31, 2005 29

Quality Assets Sunshine Key RV Resort & Marina Florida Keys Sites: 409 Marina Slips: 172 Property Summary/Amenities Close Proximity to Key West Diving/Fishing/Boating On-Site Marina Boat Docks Swimming Pool / Tennis Clubhouse 30

In an effort to provide additional information regarding the performance of the Company, certain non-GAAP financial measures are used in this presentation. Operating Income is a non-GAAP financial measure. Operating Income is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, depreciation, interest and related amortization expense, and income taxes. The Company believes that Operating Income is an important indicator because it provides information on our ability to service debt, pay dividends, and fund capital expenditures. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Free Cash Flow is a non-GAAP financial measure. Free Cash Flow is defined as FFO less non-revenue producing capital expenditures and regular debt amortization. The Company believes that Free Cash Flow is the best indicator of cash available to reduce outstanding debt, pay dividends, make investments, or buy shares. Investors should review these measures along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. These do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. Non GAAP Disclosure 31 2006 Estimate* (in millions) Net income per common share-fully diluted $20 Income allocated to Common OP Units 6 Depreciation 58 ------- FFO $84 Interest 100 Preferred Dividends 16 ------- Operating Income $200 *January 23, 2006 Earnings Call